NUMBER	SHARES

SFU
Northrim BanCorp, Inc.	CUSIP 666762 10 9
INCORPORATED UNDER THE LAWS OF THE STATE OF ALASKA	SEE REVERSE FOR CERTAIN ABBREVIATIONS AND FOR INFORMATION ON HOW TO OBTAIN A COPY OF THE RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS OF EACH CLASS OF SHARES.

THIS CERTIFIES THAT:

is the owner of

SHARES OF THE COMMON STOCK OF

Northrim BanCorp, Inc.

(hereinafter called the "Corporation") transferable only on the books of the Corporation by the holder hereof in person, or by duly authorized Attorney, upon surrender of this Certificate properly endorsed. The par value of the shares of said stock is set forth in the Corporation's Articles of Incorporation, which are expressly incorporated herein by reference. This Certificate is not valid unless countersigned by the Transfer Agent or registered by the Registrar.

    WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
/s/ Mary A. Finkle	[SEAL]	/s/ Marc Langland
SECRETARY		PRESIDENT

COUNTERSIGNED AND REGISTERED
      AMERICAN STOCK TRANSFER & TRUST COMPANY
            TRANSFER AGENT AND REGISTRAR
BY

                   AUTHORIZED SIGNATURE

Northrim BanCorp, Inc.

    Shareholders may obtain from the Corporation, at 3111 "C" Street, Anchorage, Alaska 99503, upon request and without charge, a statement of the designations, preferences, limitations, and relative rights of the shares of each class of capital stock authorized to be issued and the variations in the relative rights and preferences between the shares of each series of a class of shares so far as the same have been fixed and determined, and a statement of the authority of the Board of Directors to fix and determine the relative rights and preferences of subsequent series.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT—	................ Custodian	................
				(Cust)	(Minor)
TEN ENT	—	as tenants by the entireties		under Uniform Gifts to Minors
JT TEN	—	as joint tenants with right of
		survivorship and not as		Act................................................
		tenants in common		(State)

Additional abbreviations may also be used although not in the above list.

For Value Received,                hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares
of the Common Stock represented by the within certificate, and do hereby irrevocably constitute and appoint

Attorney
to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.
Dated

	NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.